Execution Version

Exhibit 10.1

AMENDMENT NO. 6, dated as of August 3, 2017 (this “Amendment”), among US FOODS, INC. (formerly known as U.S. FOODSERVICE, INC.), a Delaware corporation (the “Parent Borrower”), each Subsidiary of the Parent Borrower party to the Credit Agreement (as defined below) from time to time (each a “Borrower,” and together with the Parent Borrower, the “Borrowers”), the Lenders party hereto, CITICORP NORTH AMERICA, INC., as ABL Collateral Agent, CITIBANK, N.A. (“Citi”), as Administrative Agent and an Issuing Lender, and the other Issuing Lenders party hereto.

WHEREAS, the Borrowers, Citi,  the Lenders from time to time party thereto, Deutsche Bank Securities Inc., as Syndication Agent and Natixis, as Senior Managing Agent, have entered into that certain ABL Credit Agreement dated as of July 3, 2007 (as amended by Amendment No. 1, dated as of May 11, 2011, Amendment No. 2, dated as of December 15, 2011, Amendment No. 3, dated as of August 15, 2012, Amendment No. 4, dated as of June 19, 2015 and Amendment No. 5, dated as of October 20, 2015, the “Credit Agreement”);

WHEREAS, the Borrowers desire to amend the Credit Agreement on the terms set forth herein; and

WHEREAS, the Administrative Agent and Lenders have agreed to amend the Credit Agreement on the terms set forth herein (as so amended the “Amended Credit Agreement”).

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.Amendments.

The Credit Agreement is, effective as of the Amendment No. 6 Effective Date (as defined below), hereby amended as follows:

(a)The definition of “L/C Fee Payment Date” in subsection 1.1 of the Credit Agreement is hereby amended in its entirety as follows:

““L/C Fee Payment Date”:  with respect to any Letter of Credit, the 5th Business Day following the last day of each March, June, September and December to occur after the date of issuance thereof to and including the first such day to occur on or after the date of expiry thereof.”

(b)Subsection 3.3(a) of the Credit Agreement is hereby amended in its entirety as follows:

“The applicable Borrower agrees to pay to the Administrative Agent, for the account of the relevant Issuing Lender and the L/C Participants, a letter of credit commission with respect to each Letter of Credit issued by such Issuing Lender, computed for the period from and including the date of issuance of such Letter of Credit through to the expiration date of such Letter of Credit, computed at a rate per annum equal to the Applicable Margin then in effect for Eurocurrency Loans that are Tranche A Loans calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed, of the maximum amount available to be drawn under such Letter of Credit minus the L/C Facing Fee, payable with respect to each quarter in arrears on each L/C Fee Payment Date with respect to such Letter of Credit and on the Maturity Date or such earlier date as the Tranche A Commitments shall terminate as provided herein.  Such commission shall be payable to the Administrative Agent for the account of the Lenders to be shared ratably among them in accordance with their respective Tranche A Commitment Percentages.  The applicable Borrower shall pay to the Administrative Agent for the account of the relevant Issuing Lender a fee equal to 1/8 of 1% per annum (but in no event less than $500 per annum for each Letter of

Credit of the maximum amount available to be drawn under such Letter of Credit) (the “L/C Facing Fee”), payable with respect to each quarter in arrears on each L/C Fee Payment Date with respect to such Letter of Credit and on the Maturity Date or such other date as the Commitments shall terminate.  Such commissions and fees shall be nonrefundable.  Such fees and commissions shall be payable in Dollars.”

(c)Subsection 4.5(a) of the Credit Agreement is hereby amended in its entirety as follows:

“Each Borrower agrees to pay, or cause to be paid, to the Administrative Agent, for the account of each Lender, a commitment fee for the period from and including the first day of the Commitment Period to the Maturity Date, computed based on the Applicable Commitment Fee Percentage on the average daily amount of the Available Commitment of such Lender during the period for which payment is made, payable with respect to each quarter in arrears on the 5th Business Day following the last day of each March, June, September and December and on the Maturity Date or such earlier date as the Commitments shall terminate as provided herein.”

Section 2.Interpretation.  For purposes of this Amendment No. 6, all terms used herein which are not otherwise defined herein, including but not limited to those terms used in the recitals hereto, shall have the respective meanings assigned thereto in the Amended Credit Agreement.

Section 3.Representations and Warranties, No Default.  In order to induce the Lenders party hereto to enter into this Amendment, each Loan Party represents and warrants to each of the Lenders that as of the Amendment No. 6 Effective Date:

(a)each Borrower has the corporate or other organizational power and authority to make, deliver and perform this Amendment and each such Borrower has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment on the terms and conditions herein;

(b)the execution, delivery and performance of this Amendment by any Borrower (i) will not violate any Requirement of Law or Contractual Obligation of such Borrower in any respect that would reasonably be expected to have a Material Adverse Effect and (ii) will not result in, or require, the creation or imposition of any Lien (other than Permitted Liens) on any of its properties or revenues pursuant to any such Requirement of Law or Contractual Obligation;

(c)this Amendment has been duly executed and delivered by each Borrower.  This Amendment constitutes a legal, valid and binding obligation of each Borrower, enforceable against such Borrower in accordance with its terms, except as enforceability may be limited by applicable domestic or foreign bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law); and

(d)after giving effect to the amendments set forth in this Amendment, (i) no Default or Event of Default exists and is continuing and (ii) all representations and warranties contained in the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date.

Section 4.Effectiveness.  Section 1 of this Amendment shall become effective on the date (such date, if any, the “Amendment No. 6 Effective Date”) that the Administrative Agent shall have received executed signature pages hereto from each Lender and each Borrower.  The Administrative Agent shall promptly notify the Parent Borrower and the Lenders in writing when the Amendment No. 6 Effective Date has occurred.

Section 5.Expenses.  The Borrowers shall pay all reasonable out-of-pocket expenses of the Administrative Agent incurred in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, if any (including the reasonable fees, disbursements and other charges of Cahill Gordon & Reindel llp, counsel for the Administrative Agent).

Section 6.Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 7.Applicable Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.  EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT AND FOR ANY COUNTERCLAIM THEREIN.

Section 8.Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 9.Effect of Amendment.

(a)This Amendment shall constitute a Loan Document for purposes of the Credit Agreement and from and after the Amendment No. 6 Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Amended Credit Agreement , except for (i) the representations and warranties made by the Borrowers and the Loan Parties prior to the Amendment No. 6 Effective Date (which representations and warranties made prior to the Amendment No. 6 Effective Date shall not be superseded or rendered ineffective by this Amendment as they pertain to the period prior to the Amendment No. 6 Effective Date) and (ii) any action or omission performed or required to be performed pursuant to the Credit Agreement prior to the Amendment No. 6 Effective Date.  For the avoidance of doubt, any certificate or other document the form of which is set out in any exhibit attached to the Original Credit Agreement or any other Loan Document may be revised, as applicable, to refer to the Amended Credit Agreement.

(b)The Loan Documents (as amended by this Amendment) are ratified and affirmed in all respects and shall continue in full force and effect.  The Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Amendment.

(c)On and after the effectiveness of this Amendment, this Amendment shall for all purposes constitute a Loan Document.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

US FOODS, INC.

By:/s/ Kristin M. Coleman
Name:  Kristin M. Coleman
Title:  Executive Vice President & Secretary

E & H DISTRIBUTING, LLC

By:/s/ Kristin M. Coleman
Name:  Kristin M. Coleman
Title:  Executive Vice President & Secretary

US FOODS CULINARY EQUIPMENT & SUPPLIES, LLC

By:/s/ Kristin M. Coleman
Name:  Kristin M. Coleman
Title:  Executive Vice President & Secretary

TRANS-PORTE, INC.

By:/s/ Kristin M. Coleman
Name:  Kristin M. Coleman
Title:  Executive Vice President & Secretary

GREAT NORTH IMPORTS, LLC

By:/s/ Kristin M. Coleman
Name:  Kristin M. Coleman
Title:  Executive Vice President & Secretary

[Signature Page – Amendment No. 6 to the ABL Credit Agreement]

CITICORP NORTH AMERICA, INC., as ABL Collateral Agent

By:/s/ Brendan Mackay
Name:  Brendan Mackay
Title:  Vice President and Director

CITIBANK, N.A., as Administrative Agent and Issuing Lender

By:/s/ Brendan Mackay
Name:  Brendan Mackay
Title:  Vice President and Director

[Signature Page – Amendment No. 6 to the ABL Credit Agreement]

The undersigned hereby consents to the Amendment:

Bank of America, N.A.

By: /s/ Andrew J. Heinz	Name: Andrew J. Heinz Title: Senior Vice President

[Signature Page – Amendment No. 6 to the ABL Credit Agreement]

The undersigned hereby consents to the Amendment:

BMO HARRIS BANK N.A.

By: /s/ Craig Thistlethwaite	Name: Craig Thistlethwaite Title: Managing Director

[Signature Page – Amendment No. 6 to the ABL Credit Agreement]

The undersigned hereby consents to the Amendment:

CITIBANK, N.A.

By: /s/ Brendan Mackay	Name: Brendan Mackay Title: Vice President and Director

[Signature Page – Amendment No. 6 to the ABL Credit Agreement]

The undersigned hereby consents to the Amendment:

City National Bank

By: /s/ David Knoblauch	Name: David Knoblauch Title: Senior Vice President

[Signature Page – Amendment No. 6 to the ABL Credit Agreement]

The undersigned hereby consents to the Amendment:

DEUTSCHE BANK AG NEW YORK BRANCH,

As a Lender and Issuing Lender

By: /s/ Stephen R. Lapidus	Name: Stephen R. Lapidus Title: Director

By: /s/ Philip Saliba	Name: Philip Saliba Title: Director

[Signature Page – Amendment No. 6 to the ABL Credit Agreement]

The undersigned hereby consents to the Amendment:

GOLDMAN SACHS LENDING PARTNERS LLC

(Name of Institution)

By: /s/ David Cirigliano	Name: David Cirigliano Title: Authorized Signatory

[Signature Page – Amendment No. 6 to the ABL Credit Agreement]

The undersigned hereby consents to the Amendment:

ING Capital LLC

By: /s/ Thomas McCaughey	Name: Thomas McCaughey Title: Managing Director
By: /s/ Michael Kim	Name: Michael Kim Title: Vice President

[Signature Page – Amendment No. 6 to the ABL Credit Agreement]

The undersigned hereby consents to the Amendment:

JPMorgan Chas Bank, N.A.

By: /s/ Sabina Lin	Name: Sabina Lin Title: Authorized Officer

[Signature Page – Amendment No. 6 to the ABL Credit Agreement]

The undersigned hereby consents to the Amendment:

MORGAN STANLEY SENIOR FUNDING, INC.,

By: /s/ Jonathan Kerner	Name: Jonathan Kerner Title: Vice President

[Signature Page – Amendment No. 6 to the ABL Credit Agreement]

The undersigned hereby consents to the Amendment:

NATIXIS

(Name of Institution)

By: /s/ Christian Paragot-Rieutort	Name: Christian Paragot-Rieutort Title: Executive Director

By: /s/ Martin S. Avidan, CFA	Name: Martin S. Avidan, CFA Title: Managing Director, Natixis

[Signature Page – Amendment No. 6 to the ABL Credit Agreement]

The undersigned hereby consents to the Amendment:

Cooperatieve Rabobank U.A., New York Branch

By: /s/ Olivia Leong	Name: Olivia Leong Title: Executive Director

By: /s/ Roger Leenhern	Name: Roger Leenheern Title: Managing Director

[Signature Page – Amendment No. 6 to the ABL Credit Agreement]

The undersigned hereby consents to the Amendment:

U.S. Bank National Association

By: /s/ Christopher D. Fudge	Name: Christopher D. Fudge Title: Vice President

[Signature Page – Amendment No. 6 to the ABL Credit Agreement]

The undersigned hereby consents to the Amendment:

Wells Fargo Capital Finance, LLC

By: /s/ Maria Quintanilla	Name: Maria Quintanilla Title: Duly Authorized Signer

[Signature Page – Amendment No. 6 to the ABL Credit Agreement]